Exhibit 10.1


                                 COMPUMED, INC.

                 AMENDED AND RESTATED 2003 STOCK INCENTIVE PLAN

SECTION  1.    PURPOSE

        The purpose of the CompuMed, Inc. 2003 Stock Incentive Plan (the "Plan") is to enhance the long-term stockholder value of CompuMed, Inc., a Delaware corporation (the "Company"), by offering opportunities to selected persons to participate in the Company's growth and success, and to encourage them to remain in the service of the Company or a Related Company (as defined in Section 2) and to acquire and maintain stock ownership in the Company.

SECTION  2.    DEFINITIONS

        In  the  Plan:

        "Award"  means  any  Option  or  Stock  Award.

        "Board"  means  the  Board  of  Directors  of  the  Company.

        "Cause," unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Company or a Related Company and the Participant, means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Common Stock" means the common stock, par value $0.01 per share, of the Company.

        "Company Transaction," unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between the Participant and the Company or a Related Company, means consummation of either

        (a) a merger or consolidation of the Company with or into any other company, entity or person or

        (b) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all the Company's then outstanding securities or all or substantially all the Company's assets; provided, however, that a Company
Transaction  shall  not  include  a  Related  Party  Transaction.

        "Disability," unless otherwise defined by the Plan Administrator or in the instrument evidencing the Award or in a written employment or services agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Plan Administrator, to perform his or her duties for the Company or a Related Company and to be engaged in any substantial gainful activity.

        "Early Retirement" means Termination of Service prior to Retirement on terms and conditions approved by the Plan Administrator.

        "Exchange  Act"  means  the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means the per share value of the Common Stock as established in good faith by the Plan Administrator or, if the Common Stock is
(a) listed on the Nasdaq National Market, the closing sales price for the Common Stock as reported by that market for regular session trading for a single trading day, or (b) listed on the New York Stock Exchange or the American Stock Exchange, the closing sales price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for regular session trading for a single trading day, (c) quoted on the Nasdaq SmallCap Market, the last sales price as reported by that market for a single trading day or (d) quoted on the OTC Bulletin Board Service or by the National Quotation Bureau, Inc., the closing bid price reported by such service for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

        "Grant Date" means the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

        "Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

        "Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

        "Option"  means the right to purchase Common Stock granted under Section
7.

        "Option  Expiration  Date"  has  the  meaning  set forth in Section 7.6.

        "Option  Term"  has  the  meaning  set  forth  in  Section  7.3.

        "Participant"  means  the  person  to  whom  an  Award  is  granted.

        "Plan  Administrator"  has  the  meaning  set  forth  in  Section  3.1.

        "Related Company" means any entity that, directly or indirectly, is in control of, or is controlled by the Company.

        "Related Party Transaction" means (a) a merger or consolidation of the Company in which the holders of the outstanding voting securities of the Company immediately prior to the merger or consolidation hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger or consolidation; (b) a sale, lease, exchange or other transfer of the Company's assets to a majority-owned subsidiary company; (c) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including reincorporating the Company in a different jurisdiction or creating a holding company; or (d) a corporate dissolution or liquidation.

        "Retirement," unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan, means Termination of Service on or after the date the individual reaches "normal retirement age" as that term is defined in Section 411(a)(8) of the Code.

        "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.

        "Stock Award" means an Award of shares of Common Stock or units denominated in Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

        "Successor Company" means the surviving company, the successor company or its parent, as applicable, in connection with a Company Transaction.

        "Ten Percent Stockholder" means a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations.

        "Termination of Service" means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including death, Disability, Early Retirement or Retirement, as determined by the Plan Administrator in its sole discretion. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Plan Administrator and its determination shall be final. Transfer of the Participant's employment or service relationship between Related Companies, or between the Company and any Related Company, shall not be considered a Termination of Service for purposes of an Award, but unless the Plan Administrator determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

        "Vesting Commencement Date" means the Grant Date or such other date selected by the Plan Administrator as the date from which the Option begins to vest for purposes of Section 7.4.

SECTION  3.    ADMINISTRATION

3.1    Plan  Administrator

        The Plan shall be administered by the Board and/or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board (a "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more officers of the Company to grant Awards to designated classes of eligible persons, within the limits specifically prescribed by the Board.

3.2    Administration  and  Interpretation  by  Plan  Administrator

        Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including selecting the persons to be granted Awards, determining the type of Awards, the number of shares of Common Stock subject to an Award, and all terms, conditions, restrictions and limitations, if any, of an Award, and approving the forms of agreement for use under the Plan. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate ministerial duties to such of the Company's officers as it so determines. For purposes of determining the effect on an Award of a Company-approved leave of absence or a Participant's working less than full time, the human resources director or other person

SECTION  4.    STOCK  SUBJECT  TO  THE  PLAN

4.1    Authorized  Number  of  Shares

        Subject to adjustment from time to time as provided in Section 12.1, the number of shares of Common Stock available for issuance under the Plan shall be 4,600,000 shares.

        In addition, (a) any authorized shares not issued or subject to outstanding awards under the Company's 2002 Stock Option Plan (the "Prior Plan") on the date of adoption of the Plan by the Company's Board of Directors and (b) any shares subject to outstanding awards under the Prior Plan on such date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares), up to an aggregate maximum of 1,900,000 shares, subject to adjustment from time to time as provided in Section 12.1, shall cease, as of such date, to be available for grant and issuance under the Prior Plan, but shall be available for issuance under the Plan.

        The  number  of shares of Common Stock reserved pursuant to this Section
4.1 shall be increased by the corresponding number of shares of Common Stock that may be issued pursuant to Awards granted in substitution for, or the number of shares of Common Stock issuable pursuant to any old awards that are assumed, in an Acquisition Transaction as set forth in Section 6.3.

        Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2    Reuse  of  Shares

        Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or settlement of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. In the event shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan; provided, that the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the sum of the share numbers in Section 4.1, subject to adjustment from time to time as provided in Section 12.1; and provided, further, that for purposes of Section 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.
SECTION  5.    ELIGIBILITY

        An Award may be granted to any officer, director or employee of the Company or a Related Company that the Plan Administrator from time to time selects. An Award may also be granted to any consultant, advisor or independent contractor who provides services to the Company or any Related Company, so long as such Participant (a) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) does not directly or indirectly promote or maintain a market for the Company's securities.

SECTION  6.    AWARDS

6.1    Form  and  Grant  of  Awards

        The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Awards may be granted singly or in combination.

6.2    Settlement  of  Awards

        The Company may settle Awards through the delivery of shares of Common Stock, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

6.3    Acquired  Company  Awards

        Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of acquired entities ("Acquired Entities") (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the "Acquisition Transaction"). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

SECTION  7.    AWARDS  OF  OPTIONS

7.1    Grant  of  Options

        The Plan Administrator shall have the authority, in its sole discretion, to grant Options designated as Incentive Stock Options or as Nonqualified Stock Options.

7.2    Option  Exercise  Price

        The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than the minimum exercise price required by Section 8.3 with respect to Incentive Stock Options and shall not be less than 85% of Fair Market Value of the Common Stock on the Grant Date with respect to Nonqualified Stock Options.

7.3    Term  of  Options

        Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the "Option Term") shall be as established for that Option by the Plan Administrator or, if not so established, shall be ten years from the Grant Date. For Incentive Stock Options, the Option Term shall be as specified in Section 8.4.

7.4    Exercise  of  Options

        The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:


--------------------------------------------------------------------------------
Period of Participant's Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date; Portion of Total Option That Is Vested and Exercisable
--------------------------------------------------------------------------------

After  1  Year;  1/3

Each additional one-month period of continuous service completed thereafter; An additional 1/36th

After  3  years;  100%



        The Plan Administrator, in its sole discretion, may adjust the vesting schedule of an Option held by a Participant who works less than "full time" as that term is defined by the Plan Administrator or who takes a Company-approved leave of absence.

        To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5    Payment  of  Exercise  Price

        The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:

        (a)   cash;

        (b)   check;

        (c) tendering (either actually or, if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

        (d) if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

        (e)   such  other  consideration  as  the Plan Administrator may permit.

7.6    Post-Termination  Exercises

        The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or a Related Company, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

        (a) Any portion of an Option that is not vested and exercisable on the date of a Participant's Termination of Service shall expire on such date.

        (b) Any portion of an Option that is vested and exercisable on the date of a Participant's Termination of Service shall expire on the earliest to occur of

        (i) if the Participant's Termination of Service occurs for reasons other than Cause, Retirement or Early Retirement, Disability or death, the date that is three months after such Termination of Service;

        (ii) if the Participant's Termination of Service occurs by reason of Retirement or Early Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

        (iii)  the  last  day of the Option Term (the "Option Expiration Date").

        If a Participant's Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant's Termination of Service, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

        Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Plan Administrator determines otherwise.

        (c) A Participant's change in status from an employee to a consultant, advisor or independent contractor or a change in status from a consultant, advisor or independent contractor to an employee, shall not be considered a Termination of Service for purposes of this Section 7.

        (d) The effect of a Company-approved leave of absence on the application of this Section 7 shall be determined by the Plan Administrator, in its sole discretion.

SECTION  8.    INCENTIVE  STOCK  OPTION  LIMITATIONS

        Notwithstanding any other provisions of the Plan, and to the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1    Dollar  Limitation

        To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant's Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2    Eligible  Employees

        Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3    Exercise  Price

        The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with
Section  422  of  the  Code.

8.4    Option  Term

        Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the Option Term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5    Exercisability

        An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant's Termination of Service if termination was for reasons other than death or Disability, (b) more than one year after the date of a Participant's Termination of Service if termination was by reason of Disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.6    Taxation  of  Incentive  Stock  Options

        In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

        A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7    Promissory  Notes

        The amount of any promissory note delivered pursuant to Section 7.5 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

8.8    Code  Definitions

        For the purposes of this Section 8, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of
Section  422  of  the  Code.

SECTION  9.    STOCK  AWARDS

9.1    Grant  of  Stock  Awards

        The Plan Administrator is authorized to make Awards of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to one or more of the following: profits, profit growth, profit-related return ratios, cash flow or total stockholder return net revenue, net earnings, operating earnings or income, earnings per share, cash flow, pretax profits, earnings growth, revenue growth, book value per share or stock price, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which repurchase or forfeiture of the Stock Award shall occur by reason of a Participant's Termination of Service.

9.2    Issuance  of  Shares

        Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon a Participant's release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Participant or, in the case of the Participant's death, to the personal representative of the Participant's estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.3    Waiver  of  Restrictions

        Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate; provided, however, that the Plan Administrator may not adjust performance goals for any Stock Award intended to be exempt under Section 162(m) of the Code for the year in which the Stock Award is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

SECTION  10.    WITHHOLDING

        The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

        The Plan Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Participant, or (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Stock Awards) having a value equal to the tax withholding obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations. The value of the shares so withheld may not exceed the employer's minimum required tax withholding rate, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months if such limitation is necessary to avoid a charge to the Company for financial reporting purposes.

SECTION  11.    ASSIGNABILITY

        No Award or interest in an Award may be assigned, pledged or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates a beneficiary on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award; provided, however, that an Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and those contained in the instrument evidencing the Award.

SECTION  12.    ADJUSTMENTS

12.1    Adjustment  of  Shares

        In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other company or (b) new, different or additional securities of the Company or of any other company being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan and issuable as Incentive Stock Options as set forth in Section 4, the maximum number and kind of securities that may be made subject to Stock Awards and to Awards to any individual as set forth in
Section 4.3, and the number and kind of securities automatically granted pursuant to a formula program under the Plan and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 12.1 but shall be governed by Sections
12.2  and  12.3,  respectively.

12.2    Dissolution  or  Liquidation

        To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options and Stock Awards denominated in units shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan
Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

12.3    Company  Transaction

        12.3.1    Options

        In the event of a Company Transaction, except as otherwise provided in the instrument evidencing an Option or in a written employment or services agreement between a Participant and the Company or a Related Company,

        (a) Except as provided in subsection (b) below, each outstanding Option shall be assumed or an equivalent option or right substituted by the Successor Company.

        (b) If in connection with a Company Transaction the Successor Company refuses to assume or substitute for an Option, then each such outstanding Option shall become fully vested and exercisable with respect to 100% of the unvested portion of the Option. In such case, the Plan Administrator shall notify the Participant in writing or electronically that the unvested portion of the Option specified above shall be fully vested and exercisable for a specified time period. At the expiration of the time period, the Option shall terminate, provided that the Company Transaction has occurred.

        (c) For the purposes of this Section 12.3, the Option shall be considered assumed or substituted for if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the Company Transaction, the consideration (whether stock, cash, or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator and its determination shall be conclusive and binding.

        (d) Notwithstanding the foregoing or any other provision of the Plan, the Plan Administrator may determine at any time that Participants holding Options shall have the right in lieu of exercising the Option to elect during a specified period of time determined by the Plan Administrator to surrender all or part of an Option to the Company in exchange for a cash payment in an amount equal to the amount by which the Fair Market Value per share of Common Stock as of the date the Corporate Transaction occurs exceeds the per share exercise price for such Option multiplied by the number of shares subject to such Option.

        (e) All Options shall terminate and cease to remain outstanding immediately following the Company Transaction, except to the extent assumed by the Successor Company.

        12.3.2    Stock  Awards

        In the event of a Company Transaction, except as otherwise provided in the instrument evidencing the Award and unless otherwise provided in a written employment or services agreement between a Participant and the Company or a Related Company, the vesting of shares subject to Stock Awards shall accelerate, and the forfeiture provisions to which such shares are subject shall lapse, if and to the same extent that the vesting of outstanding Options accelerates in connection with the Company Transaction. If unvested Options are to be assumed or substituted by a Successor Company without acceleration upon the occurrence of a Company Transaction, the repurchase or forfeiture provisions to which such Stock Awards are subject shall continue with respect to shares of the Successor Company that may be issued in exchange for such shares.

12.4    Further  Adjustment  of  Awards

        Subject to Sections 12.2 and 12.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

12.5    Limitations

        The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

12.6    Fractional  Shares

        In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION  13.    AMENDMENT  AND  TERMINATION

13.1    Amendment,  Suspension  or  Termination  of  Plan

        The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

13.2    Term  of  Plan

        The Plan shall have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten years after the later of
(a) the adoption by the Board of the Plan and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

13.3    Consent  of  Participant

        The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Sections 12.1 through 12.3 shall not be subject to these restrictions.

SECTION  14.    GENERAL

14.1    Evidence  of  Awards

        Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

14.2    No  Individual  Rights

        Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without Cause.

14.3    Issuance  of  Shares

        Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction), and the applicable requirements of any securities exchange or similar entity.

        The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws.

        To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

14.4    No  Rights  as  a  Stockholder

        No Option or Stock Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

14.5    Compliance  With  Laws  and  Regulations

        Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

14.6    Participants  in  Other  Countries

        The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

14.7    No  Trust  or  Fund

        The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

14.8    Severability

        If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

14.9    Choice  of  Law

        The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law.

SECTION  15.    EFFECTIVE  DATE

        The effective date is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.